UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________________________________________________________
FORM 8-K/A
(Amendment No.1)
______________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 1, 2026
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Cactus, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-38390	35-2586106
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

920 Memorial City Way, Suite 300
Houston, Texas 77024
(Address of principal executive offices)
(Zip Code)

(713) 626-8800
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01	WHD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On January 2, 2026, Cactus, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) to report that, among other things, Cactus UK Holding Limited, a subsidiary of the Company, had completed its acquisition of 65% of the limited liability company membership interests in Baker Hughes Pressure Control LLC (the “Transaction”). In the Original Form 8-K, the Company disclosed that it would file the historical financial statements and pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, by amendment as permitted by such Items. The Company is filing this Amendment No. 1 to provide such historical financial statements and pro forma financial information. The pro forma financial information included as Exhibit 99.2 to this Amendment No. 1 has been presented for illustrative purposes only as required by Form 8-K, and is not intended to, and does not purport to, represent what the Company’s actual results or financial condition would have been if the Transaction had occurred on the relevant date, and is not intended to project the future results or the financial condition that the Company may achieve following the Transaction.

Except as described in this Amendment No. 1, all other information in the Original Form 8-K remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business or funds acquired.

The audited special purpose financial statements of the Surface Pressure Control Business of Baker Hughes Company as of December 31, 2024 and for the year then ended, and the related notes and the related independent auditors’ report thereon, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited special purpose financial information of the Surface Pressure Control Business of Baker Hughes Company as of September 30, 2025 and for the nine-month period then ended, and the related notes, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information (i) as of September 30, 2025 and for the nine-month period then ended and (ii) for the year ended December 31, 2024, and the related notes, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of KPMG LLP #
99.1
Audited special purpose financial statements of the Surface Pressure Control Business of Baker Hughes Company as of December 31, 2024 and for the year then ended, and the related notes and the related independent auditors’ report thereon, and the unaudited special purpose financial information of the Surface Pressure Control Business of Baker Hughes Company as of September 30, 2025 and for the nine-month period then ended, and the related notes #

99.2
Unaudited pro forma condensed combined financial information (i) as of September 30, 2025 and for the nine-month period then ended and (ii) for the year ended December 31, 2024, and the related notes #

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
# Filed herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cactus, Inc.

March 19, 2026	By:	/s/ Jay A. Nutt
Date	Name:	Jay A. Nutt
	Title:	Executive Vice President and Chief Financial Officer

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